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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 1, 2002

                        (Date of earliest event reported)


                                Tower Tech, Inc.
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             (Exact name of registrant as specified in its charter)

        Oklahoma                    1-12556                 73-1210013
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(State or other jurisdiction      (Commission           (I.R.S. Employer
    of incorporation)             File Number)        Identification No.)

11935 South I-44 Service Road, Oklahoma City, Oklahoma                73103
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(Address of principal executive offices)                           (Zip Code)

                                 (405) 290-7788
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               Registrant's telephone number, including area code

Item 1.  Change in Control of Registrant.

         In connection with the Company's bankruptcy plan of reorganization described in the Form 8-K filed by the Company with the Commission on February 8, 2002, the Company experienced, as of February 1, 2002, a change in its equity ownership that may constitute a change of control. See Item 5 of the Form 8-K filed by the Company on February 8, 2002 for a discussion of the relevant cancellations and issuances of equity interests in the Company pursuant to the Company's plan of reorganization.

Item 8.  Change in Fiscal Year.

         On February 1, 2002, the Company changed its fiscal year. The fiscal year end used in the Company's last filing with the Commission was November 30. The date of the Company's new fiscal year end will be January 31. The Company intends to file a Form 10-KSB on or before May 1, 2002 that will cover the two month transition period.



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                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TOWER TECH, INC.


Date: February 15, 2002                     By:   /s/ Charles D. Whitsitt
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                                                  Charles D. Whitsitt,
                                                  Chief Financial Officer